APPENDIX I TO
SECURED PROMISSORY NOTE

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (the "*Agreement*") is made and entered into as of this 31 day of January, 2005 by and between **GATEWAY INTERNATIONAL HOLDINGS, INC.,** a Nevada corporation (the "*Pledgor*"), and **LEAVITT FAMILY TRUST**, a validly formed trust existing under the laws of the State of California (the "*Pledgee*").

WHEREAS, the Pledgor and the Pledgee are party to that certain Share Exchange Agreement (the "*Exchange Agreement*"), dated as of even date herewith, by and among them, Lloyd R. Leavitt, III, an adult individual residing in the County of Los Angeles, State of California ("*Leavitt*"), and Spacecraft Machine Products, Inc., a California corporation (the "*Company*"), pursuant to which Leavitt and the Pledgee exchanged all of their shares in the capital stock of the Company with the Pledgor in consideration for, among other things, the receipt from Pledgor of 600,000 shares of Pledgor, following which the Company became a wholly-owned subsidiary of Pledgor; and

WHEREAS, Section 2,2(c) of the Exchange Agreement provides for the Pledgor to deliver to the Pledgee a promissory note in the principal face amount of $220,000 dollars, payable in sixty equal monthly installments (the "*Note*"), as to which the obligations of the Pledgor under the Note are to be secured by the pledge of the Company's capital stock (the "*Pledged Shares*") as more particularly set forth in, and for which reason the parties hereto hereby enter into, this Agreement.

NOW, THEREFOR, in consideration of the foregoing premises and the promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

SECTION ONE

GRANT OF SECURITY INTEREST AND PLEDGE

1.01 **Pledged Shares.** The Pledgor hereby grants to the Pledgee, as security for the prompt and full performance of all of its agreements and obligations to the Pledgee contained in the Note (collectively, the "*Secured Obligations*"), a first perfected lien upon and security interest in and to, and pledges, assigns and sets over to the Pledgee, all of the Pledged Shares, to have and to hold such Pledged Shares in custody for the Pledgor until such time as the Secured Obligations have been fully performed.

1.02 **Possession of Pledged Shares.** Except as otherwise expressly permitted herein, all certificates evidencing the Pledged Shares shall be delivered by the Pledgor to the Pledgee or its designated agent or representative upon the execution and delivery of this Agreement, and the Pledgor shall deliver to the Pledgee proper instruments of assignment therefor duly executed and endorsed in blank by the Pledgor and such other instruments or documents as the Pledgee may reasonably request sufficient to transfer the title thereto to the Pledgee or its nominee.

1.03 **Obligations Secured.** The security interests of Pledgee under this Agreement secure all of the Secured Obligations contained in the Note, but are not security for any other obligation, right, agreement or understanding between the parties with respect to any other matter, other than the Note, including without limitation under the Exchange Agreement. An Event of Default under the Note shall become and remain an event of default under this Agreement (an "*Event of Default*"), provided that the Pledgor shall have a period of thirty (30) days from the date it receives notice of such Event of Default from the Pledgee in the manner set out in the Note to cure such Event of Default before any of the actions set forth in Section Three below may be taken by the Pledgee against the Pledged Shares pursuant to this Agreement.

SECTION TWO

VOTING RIGHTS; DIVIDENDS; ETC.

2.01 So long as no event or circumstance creating, nor any event or circumstance which would with the passage of time or the giving of notice become an Event of Default, shall have occurred and be continuing:

(a) the Pledgor shall have the right, from time to time, and for any purpose not inconsistent with this Agreement, to vote and give consents with respect to the Pledged Shares, and to consent to or ratify any action taken at, or waive notice of, any meeting of shareholders with the same force and effect as if such Pledged Shares were not pledged hereunder;

(b) the Pledgee shall, from time to time upon the written request of the Pledgor, give any necessary waivers of notice, consents and powers of attorney or proxies necessary to enable the Pledgor to exercise any of the foregoing rights; provided, however, notwithstanding anything to the contrary contained herein, the Pledgor shall not vote, consent or otherwise act in any manner with respect to the Pledged Shares which would cause or constitute an Event of Default under or would otherwise be inconsistent with the terms of the Note or this Agreement, and nothing contained in this Section 2 shall be construed to vary or modify any such terms;

(c) the Pledgor shall be entitled to retain and use any all cash dividends paid on the Pledged Shares in any manner it shall determine, and to receive and retain for its own account, and without regard to this Agreement, any additional shares of capital stock of the Company as a distribution or dividend in kind, and any other security convertible into, exchangeable for or exercisable into any such shares of capital stock; and

(d) the Pledgor shall be entitled to exercise any subscription or conversion privileges accruing to it as the owner of the Pledged Shares.

SECTION THREE

RIGHTS OF THE PLEDGEE UPON DEFAULT

Upon any Event of Default under this Agreement, and subject to the cure period specifically described above and to compliance with all requirements of applicable law, and in addition to all other rights or remedies it may have, the Pledgee shall have the rights set forth in this Section 3:

3.01 **Voting and Other Rights.** Immediately and without further notice, whether or not the Pledged Shares shall have been registered in the name of the Pledgee or its nominee, the Pledgee shall have, with respect to the Pledged Shares, the right to exercise all voting rights, and all other corporate rights and all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if it were the absolute beneficial and record owner thereof, including, without limitation, the right to exchange any or all of the Pledged Shares upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Company, or upon the exercise by the Company of any right, privilege, or option pertaining to any of the Pledged Shares and, in connection therewith, to deliver any of the Pledged Shares to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it; but the Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

3.02 Sale of Pledged Shares.

(a) Upon ten (10) business days' written notice to the Pledgor but without further demand, advertisement or notice of any kind, all of which are hereby expressly waived, the Pledgee shall have the right to sell, assign and deliver the whole or any part of the Pledged Shares, at any time or times, within or without the State of California, at public or private sale or at any broker's board or on any securities exchange, for cash, on credit, or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee determines to be commercially reasonable, and in connection therewith the Pledgee at any sale may bid for or purchase the whole or any part of the Pledged Shares so offered for sale, free from any right of redemption, stay or appraisal on the part of the Pledgor, all of which rights the Pledgor hereby waives and releases, to the full extent permitted by law.

(b) The Pledgee may take all such further acts as it may in its sole discretion deem necessary or advisable for the Pledgee's protection or for compliance with any provision of law or regulation, even if such act might, whether by limiting the market or by adding to the costs of sale or otherwise, depreciate prices that might otherwise be obtained for the Pledged Shares being sold or otherwise restrict the net proceeds available from the sale thereof. Upon consummation of any such sale, the Pledgee shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Shares so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives, to the full extent permitted by law, all rights of redemption, stay or appraisal which the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. For purposes of this Section 3.02, an agreement to sell all or any part of the Pledged Shares shall be treated as a sale of such Pledged Shares, and the Pledgee shall be free to carry out the sale of any Pledged Shares pursuant to any such agreement and the Pledgor shall not be entitled to the return of any such Pledged Shares subject thereto, notwithstanding that after the Pledgee shall have entered into such an agreement, all Events of Default may have been remedied.

3.03 Rights Cumulative. The rights and remedies provided in this Agreement are cumulative and in addition to any rights and remedies which the Pledgee may have under any other agreement entered into in connection with the Share Exchange, other than as expressly permitted under the Note.

SECTION FOUR

APPOINTMENT OF THE PLEDGEE AS ATTORNEY-IN-FACT

The Pledgor hereby irrevocably constitutes and appoints the Pledgee as its attorney-in-fact, with full power of substitution, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Pledgee shall have the right, after the occurrence of an Event of Default, with full power of substitution, either in the name of the Pledgee or in the name of the Pledgor to ask for, demand, sue for, collect, review, receipt and negotiate for any all moneys due or to become due by virtue of any Pledged Shares, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Pledged Shares or any part thereof or on account thereof, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Pledgee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or take any action with respect to the Pledged Shares or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Pledgee or omitted to be taken with respect to the Pledged Shares or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Pledgee, except for gross negligence, willful misconduct or breach of its obligations under this Agreement.

SECTION FIVE

DISCHARGE OF THE PLEDGOR

At such time as all of the Secured Obligations shall have been fully paid, performed and otherwise satisfied, then all rights and interests in such Pledged Shares as shall not have been sold or otherwise applied by the Pledgee pursuant to the terms hereof and shall still be held by it shall be transferred and delivered, without recourse or representation to the Pledgor at the Pledgor's expense, and the right, title and interest of the Pledgee therein shall cease.

SECTION SIX

MISCELLANEOUS PROVISIONS

6.01 **Notices.** All notices, requests, demands and other communications to be given hereunder shall be in writing and shall be deemed to have been duly given at such times and at such locations as may be set out in the Exchange Agreement, or at such other place or places as may be notified the parties in accordance with the applicable provisions thereof.

6.02 Binding Agreement; Assignment. This Agreement shall constitute the binding agreement of the parties hereto, enforceable against each of them in accordance with its terms. This Agreement shall inure to the benefit of each of the parties hereto, and their respective successors and permitted assigns.

6.03 Entire Agreement. This Agreement constitutes the entire and final agreement and understanding between the parties with respect to the subject matter hereof and the transactions contemplated hereby, and supersedes any and all prior oral or written agreements, statements, representations, warranties or understandings between the parties, all of which are merged herein and superseded hereby.

6.04 Waiver. No waiver of any provision of this Agreement shall be deemed to be or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

6.05 Headings. The headings provided herein are for convenience only and shall have no force or effect upon the construction or interpretation of any provision hereof.

6.06 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.07 Further Documents and Acts. Each party agrees to execute such other and further documents and to perform such other and further acts as may be reasonably necessary to carry out the purposes and provisions of this Agreement.

6.08 Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California applicable to the performance and enforcement of contracts made within such state, without giving effect to the law of conflicts of laws applied thereby. In the event that any dispute shall occur between the parties arising out of or resulting from the construction, interpretation, enforcement or any other aspect of this Agreement, the parties hereby agree to accept the exclusive jurisdiction of the Courts of the State of California sitting in and for the County of Orange. In the event either party shall be forced to bring any legal action to protect or defend its rights hereunder, then the prevailing party in such proceeding shall be entitled to reimbursement from the non-prevailing party of all fees, costs and other expenses (including, without limitation, the reasonable expenses of its attorneys) in bringing or defending against such action.

6.09 Specific Performance; Remedies Cumulative. The parties hereby agree with each other that, in the event of any breach of this Agreement by any party where such breach may cause irreparable harm to any other party, or where monetary damages may not be sufficient

or may not be adequately quantified, then the affected party or parties shall be entitled to specific performance, injunctive relief or such other equitable remedies as may be available to it, which remedies shall be cumulative and non-exclusive, and in addition to such other remedies as such party may otherwise have at law or in equity.

6.10 **Severable Provisions.** The provisions of this Agreement are severable, and if any one or more provisions is determined to be illegal, indefinite, invalid or otherwise unenforceable, in whole or in part, by any court of competent jurisdiction, then the remaining provisions of this Agreement and any partially unenforceable provisions to the extent enforceable in the pertinent jurisdiction, shall continue in full force and effect and shall be binding and enforceable on the parties.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first above written.

THE PLEDGOR:

GATEWAY INTERNATIONAL HOLDINGS, INC.

By: [signature]
Larry Consalvi
President

ATTEST:

By: [signature]
ANTHONY L. ANISH
Secretary

THE PLEDGEE:

LEAVITT FAMILY TRUST

By: [signature]
LLOYD R LEAVITT
Trustee